Kurv Technology Titans Select ETF (Ticker: KQQQ)

Principal U.S. Listing Exchange for the Fund: The NASDAQ Stock Market, LLC

Supplement dated November 22, 2024
to the Fund’s Prospectus and Statement of Additional Information
each dated July 22, 2024,
and each as amended November 18, 2024

The following amends information contained in the Fund’s current Prospectus and
Statement of Additional Information and should be read in conjunction with the Fund’s current Prospectus and Statement of Additional Information.

CHANGE OF PHONE NUMBER

Effective immediately, the phone number of the Trust and the Fund has changed. The new number is 1-833-595-KURV (5878).

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated July 22, 2024, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-833-595-KURV (5878).